UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004
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                      Microwave Transmission Systems, Inc.
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        (Exact name of small business issuer as specified in its charter)


Texas                                 000-30722                  75-2197372
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(State or other                   (Commission File           (I.R.S.Employer
jurisdiction of incorporation)     Number)                   Identification No.)

541 Sterling Drive, Richardson, Texas                            75081
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(Address of principal executive offices)                         (Zip Code)



(Registrant's telephone number, including area code: (972) 669-0591




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(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 30, 2004, Lou Strenger resigned from the registrant's board of directors.

     On March 31, 2004, Carl Moore and S. Kerry Tassopoulos also resigned from the registrant's board of directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: April 2, 2004
                                    Microwave Transmission Systems, Inc.


                                    /s/ P. David Spurlin
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                                    P. David Spurlin, Chief Executive Officer